UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Future Health ESG Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FUTURE HEALTH ESG CORP.

8 The Green, Suite 12081

Dover, DE 19901

NOTICE OF 2022 SPECIAL MEETING

TO BE HELD ON DECEMBER 9, 2022

TO THE STOCKHOLDERS OF FUTURE HEALTH ESG CORP.:

You are cordially invited to attend the 2022 special meeting (the “special meeting”) of stockholders of Future Health ESG Corp. (the “Company,” “Future Health,” “we,” “us,” or “our”), to be held at 9:00 a.m., Eastern time, on December 9, 2022. The special meeting will be held virtually, at https://www.cstproxy.com/fhesg/2022. At the special meeting, the stockholders will consider and vote upon the following proposals:

Proposal 1	A proposal to amend the Company’s Amended and Restated Certificate of Incorporation (our “charter”), giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) from December 14, 2022 (i.e., the date that is 15 months from the consummation of its initial public offering (the “IPO”)) to December 31, 2023 (such date, the “Extended Date”). We refer to this amendment as the “Charter Amendment,” and we refer to this proposal as the “Charter Amendment Proposal.”
Proposal 2	A proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are insufficient shares of outstanding capital stock of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the special meeting or at the time of the special meeting to approve the Charter Amendment Proposal. We refer to this proposal as the “Adjournment Proposal”).

The proposals are more fully described in the accompanying proxy statement.

This proxy statement is dated November 21, 2022, and is first being mailed to stockholders on or about that date.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.

In the IPO, the Company issued and sold to the public, units of shares of common stock (each of such shares, referred to as a “public share”) and warrants in a private placement to Future Health ESG Associates 1, LLC, a Delaware limited liability Company (our “Sponsor”). Since the IPO, holders of units have been able to break the units into their constituent securities, although not all holders of units have done so.

The sole purpose of the Charter Amendment is to provide the Company with sufficient time to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination, involving the Company and one or more businesses (a “Business Combination”).

The Company’s IPO prospectus and charter provided that the Company initially had until December 14, 2022 (the date which was 15 months after the consummation of the IPO) to complete a Business Combination. The board of directors of the Company (the “Board”) currently believes that there will not be sufficient time before December 14, 2022 to complete the Business Combination. The sole purpose of the Charter Amendment is to provide the Company more time to complete a Business Combination, which the Board believes is in the best interests of our stockholders. The Company intends to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a potential Business Combination.

If the Charter Amendment Proposal is approved, the Company will extend the Combination Period from December 14, 2022 (i.e., the date that is 15 months from the consummation of the IPO) to December 31, 2023 (i.e., the Extended Date). Therefore, if the Charter Amendment Proposal is approved, the Company will have until the Extended Date to consummate a Business Combination. The Charter Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

You are not being asked to vote on any Business Combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the trust account in the event a Business Combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the Business Combination by the applicable termination date.

In connection with the Charter Amendment, if approved by the requisite vote of stockholders at the special meeting, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of one business day prior to the special meeting, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”). However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). If the Charter Amendment Proposal is approved by the requisite vote of stockholders at the special meeting, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Charter Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Each redemption of shares by our public stockholders will decrease the amount in our trust account, which held approximately $202 million of marketable securities as of September 30, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by, under the terms of the Charter Amendment, at the latest, December 31, 2023.

The Company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.10 at the time of the special meeting. The closing price of the Company’s common stock on November 18, 2022, was $10.08. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or December 7, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Non-redemption Incentive Program

In exchange for NOT electing to redeem shares at this time, the holder of each non-redeemed share shall receive a warrant for the purchase of one share of the Company’s common stock at an exercise price of $10.00 at any time prior to December 31, 2028 (the “Non-redemption Warrants” and such program the “Non-redemption Incentive Program”). The Non-redemption Warrants shall include an antidilution feature wherein the exercise price will be adjusted on the second anniversary of closing a Business Combination (the “Adjustment Date”) to the lower of $10.00 or the volume weighted average price of the Company’s common stock during the five trading days immediately preceding the Adjustment Date. No more than four million (4,000,000) shares will be accepted into the Non-redemption Incentive Program in the aggregate. If elections to participate in the Non-redemption Incentive Program exceed the 4,000,000 share cap, the Non-redemption Warrants will be issued to the participating stockholders on a pro-rata basis, and any excess shares will be immediately redeemed in connection with the Special Meeting.

If the Charter Amendment Proposal is not approved and the Company does not consummate a Business Combination by December 14, 2022, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

Our Sponsor has waived its rights to liquidating distributions from the trust account with respect to its shares of common stock acquired directly from the Company. As a consequence of such waiver, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Company winds up.

The affirmative vote of a majority of the Company’s outstanding common stock will be required to approve the Charter Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of the Company’s common stock who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting. The Adjournment Proposal will only be put forth for a vote if there are insufficient shares of the Company’s common stock present at the Special Meeting to constitute a quorum or there are not sufficient votes to approve the Charter Amendment Proposal at the Special Meeting.

Our Board has fixed the close of business on November 11, 2022, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board of Directors has determined that the Charter Amendment Proposal is advisable and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal.

Enclosed is the proxy statement containing detailed information concerning the special meeting, the Company urges you to read this material carefully and vote your shares.

I look forward to seeing you at the special meeting.

November 21, 2022	By: Future Health ESG Corp.

/s/ Bradley A. Bostic
Bradley A. Bostic
Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the proposals.

Important Notice Regarding the Availability of Proxy Materials for the 2022 Special Meeting of Stockholders to be held on December 9, 2022: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/fhesg/2022.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD SHARES OF COMMON STOCK THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON DECEMBER 7, 2022, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER YOUR SHARES OF COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

FUTURE HEALTH ESG CORP.

8 The Green, Suite 12081

Dover, DE 19901

2022 SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 9, 2022

PROXY STATEMENT

The 2022 special meeting of stockholders (the “special meeting”) of Future Health ESG Corp. (the “Company,” “Future Health,” “we,” “us,” or “our”), a Delaware corporation, will be held at 9:00 a.m., Eastern time, on December 9, 2022. The special meeting will be held virtually, at https://www.cstproxy.com/fhesg/2022. At the special meeting, the stockholders will consider and vote upon the following proposals:

Proposal 1	A proposal to amend the Company’s Amended and Restated Certificate of Incorporation (our “charter”), giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) from December 14, 2022 (i.e., the date that is 15 months from the consummation of its initial public offering (the “IPO”)) to December 31, 2023 (such date, the “Extended Date”). We refer to this amendment as the “Charter Amendment,” and we refer to this proposal as the “Charter Amendment Proposal.”
Proposal 2	A proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are insufficient shares of outstanding capital stock of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the special meeting or at the time of the special meeting to approve the Charter Amendment Proposal. We refer to this proposal as the “Adjournment Proposal”).

The proposals are more fully described in this proxy statement.

This proxy statement is dated November 21, 2022, and is first being mailed to stockholders on or about that date.

In the IPO, the Company issued and sold to the public, units of shares of common stock (each of such shares, referred to as a “public share”) and warrants in a private placement to Future Health ESG Associates 1, LLC, a Delaware limited liability Company (our “Sponsor”). Since the IPO, holders of units have been able to break the units into their constituent securities, although not all holders of units have done so.

The sole purpose of the Charter Amendment is to provide the Company with sufficient time to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination, involving the Company and one or more businesses. We will separately prepare, file with the Securities and Exchange Commission (the “SEC”) and deliver to our stockholders a proxy statement (the “Combination Proxy Statement”) to seek stockholder approval of a Business Combination.

The Company’s IPO prospectus and charter provided that the Company initially had until December 14, 2022 (the date which was 15 months after the consummation of the IPO) to complete a Business Combination. The board of directors of the Company (the “Board”) currently believes that there will not be sufficient time before December 14, 2022 to complete a Business Combination. The sole purpose of the Charter Amendment is to provide the Company more time to complete a Business Combination, which the Board believes is in the best interests of our stockholders.

The Company intends to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a potential Business Combination.

If the Charter Amendment Proposal is approved, the Company will have the right to extend the Combination Period from December 14, 2022 (i.e., the date that is 15 months from the consummation of the IPO) to December 31, 2023 (i.e., the Extended Date). Therefore, if the Charter Amendment Proposal is approved, the Company will have until the Extended Date to consummate a Business Combination.

The Charter Amendment Proposal and the Adjournment Proposal are more fully described in this proxy statement.

You are not being asked to vote on any Business Combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the trust account in the event a Business Combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the Business Combination by the applicable termination date.

In connection with the Charter Amendment, if approved by the requisite vote of stockholders at the special meeting, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of one business day prior to the special meeting, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”). However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). If the Charter Amendment Proposal is approved by the requisite vote of stockholders at the special meeting, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Charter Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Each redemption of shares by our public stockholders will decrease the amount in our trust account, which held approximately $202 million of marketable securities as of September 30, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by, under the terms of the Charter Amendment, at the latest, December 31, 2023.

The Company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.10 at the time of the special meeting. The closing price of the Company’s common stock on November 18, 2022, was $10.08. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or December 7, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Non-redemption Incentive Program

In exchange for NOT electing to redeem shares at this time, the holder of each non-redeemed share shall receive a warrant for the purchase of one share of the Company’s common stock at an exercise price of $10.00 at any time prior to December 31, 2028 (the “Non-redemption Warrants” and such program the “Non-redemption Incentive Program”). The Non-redemption Warrants shall include an antidilution feature wherein the exercise price will be adjusted on the second anniversary of closing a Business Combination (the “Adjustment Date”) to the lower of $10.00 or the volume weighted average price of the Company’s common stock during the five trading days immediately preceding the Adjustment Date. No more than four million (4,000,000) shares will be accepted into the Non-redemption Incentive Program in the aggregate. If elections to participate in the Non-redemption Incentive Program exceed the 4,000,000 share cap, the Non-redemption Warrants will be issued to the participating stockholders on a pro-rata basis, and any excess shares will be immediately redeemed in connection with the Special Meeting.

If the Charter Amendment Proposal is not approved and the Company does not consummate a Business Combination by December 14, 2022, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

Our Sponsor has waived its rights to liquidating distributions from the trust account with respect to its shares of common stock acquired directly from the Company. As a consequence of such waiver, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Company winds up.

The affirmative vote of a majority of the Company’s outstanding common stock will be required to approve the Charter Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of the Company’s common stock who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting. The Adjournment Proposal will only be put forth for a vote if there are insufficient shares of the Company’s common stock present at the Special Meeting to constitute a quorum or there are not sufficient votes to approve the Charter Amendment Proposal at the Special Meeting.

Our Board has fixed the close of business on November 11, 2022, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board of Directors has determined that the Charter Amendment Proposal and the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and the Adjournment Proposal.

This proxy statement contains important information about the special meeting, the Charter Amendment Proposal and the Adjournment Proposal. Please read it carefully and vote your shares.

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

●	our ability to complete any Business Combination;

●	the anticipated benefits of any Business Combination;

●	our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving a Business Combination, as a result of which they would then receive expense reimbursements or other benefits;

●	our potential ability to obtain additional financing, if needed, to complete a Business Combination;

●	our public securities’ potential liquidity and trading;

●	the use of proceeds not held in the trust account (as described herein) or available to us from interest income on the trust account balance; and

●	our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” below and in our most recent Annual Report on Form 10-K filed with the SEC on March 28, 2022. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposal to be considered at the special meeting.

The Company is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. On September 14, 2021, the Company consummated its IPO of 20,000,000 units at $10.00 per unit, generating gross proceeds of $200,000,000. Prior to the Company’s IPO, the Sponsor purchased 4,312,500 founder shares (“Founder Shares”) for an aggregate purchase price of $25,000, or approximately $0.0058 per share. On March 23, 2021, the Sponsor transferred an aggregate of 168,188 Founder Shares, of which 129,374 Founder Shares were transferred to hc1.com, Inc., an affiliate of Bradley A. Bostic, our Chairman and Chief Executive Officer, and Travis A. Morgan, our Chief Financial Officer, and 12,938 shares were transferred to each of Dr. F. John Mills, Dr. Nancy L. Snyderman and R. Mark Lubbers, our directors. On July 16, 2021, MB Equity, LLC, an affiliate of Messrs. Bostic and Morgan, purchased 1,437,500 additional Founder Shares for a purchase price of $8,333, or approximately $0.0058 per share. Simultaneously with the closing of the IPO, the Company consummated the sale of 7,375,000 warrants at a price of $1.00 per private warrant in a private placement to the Company’s founding stockholders and Cantor Fitzgerald & Co., the underwriter of the IPO, generating gross proceeds of $7,375,000. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date. In our case such certain date is December 14, 2022 (i.e., 15 months from the consummation of the IPO, or the “Combination Period”). If the Charter Amendment Proposal is approved, the Company will instead have the right to extend the Combination Period to December 31, 2023 (the “Extended Date”). Our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date so it may consummate a Business Combination. Therefore, the Board is submitting the proposal described in this proxy statement for the stockholders to vote upon.

What is being voted on?

You are being asked to vote on the following proposals:

1.	To amend the Company’s Amended and Restated Certificate of Incorporation, giving the Company the right to extend the date by which it has to consummate a business combination from December 14, 2022 to December 31, 2023.

2.	To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are insufficient shares of outstanding capital stock of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the special meeting or at the time of the special meeting to approve the Charter Amendment Proposal

What is the purpose of the Charter Amendment?

The sole purpose of the Charter Amendment is to provide the Company with sufficient time to complete a Business Combination.

Approval of the Charter Amendment Proposal is a condition to the implementation of the Charter Amendment.

If the Charter Amendment is implemented, any holder of shares of the Company’s common stock sold in the IPO may demand that the Company have such shares redeemed for cash. If so demanded, the Company shall promptly redeem such shares for cash at a per share price equal to the quotient determined by dividing (i) the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (ii) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any).

The Company will not proceed with the Charter Amendment if redemptions of our public shares cause the Company to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved and the Company has not consummated a Business Combination, by December 14, 2022, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

The Sponsor has waived its rights to liquidating distributions from the trust account with respect to its shares of common stock. As a consequence of such waiver, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

Why is the Company proposing the Charter Amendment Proposal?

The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before December 14, 2022. However, our Board currently believes that there will not be sufficient time before December 14, 2022 to complete a Business Combination.

The sole purpose of the Charter Amendment is to provide the Company with sufficient time to complete a Business Combination, which our Board believes is in the best interests of our stockholders. Upon preparation of a Combination Proxy Statement, the Company intends to hold another stockholders’ meeting prior to the Extended Date in order to seek stockholder approval of a Business Combination.

Why should I vote for the Charter Amendment Proposal?

Our Board believes stockholders will benefit from the Company consummating a Business Combination and is proposing the Charter Amendment to extend the date by which the Company must complete a Business Combination until the Extended Date.

The Charter Amendment would give the Company the opportunity to complete a Business Combination.

The Company’s charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a Business Combination before December 14, 2022, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. The Company believes that this charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing a Business Combination, circumstances warrant providing those who believe they might find a Business Combination to be an attractive investment with an opportunity to consider such transaction.

In addition, in exchange for NOT electing to redeem shares at this time, the holder of each non-redeemed share shall receive a warrant for the purchase of one share of the Company’s common stock at an exercise price of $10.00 at any time prior to December 31, 2028. These Non-redemption Warrants shall include an antidilution feature wherein the exercise price will be adjusted on the second anniversary of closing a Business Combination to the lower of $10.00 or the volume weighted average price of the Company’s common stock during the five trading days immediately preceding the Adjustment Date. No more than four million (4,000,000) shares will be accepted into the Non-redemption Incentive Program in the aggregate. If elections to participate in the Non-redemption Incentive Program exceed the 4,000,000 share cap, the Non-redemption Warrants will be issued to the participating stockholders on a pro-rata basis, and any excess shares will be immediately redeemed in connection with the Special Meeting.

Our Board recommends that you vote in favor of the Charter Amendment, but expresses no opinion as to whether you should redeem your public shares.

How do the Company insiders intend to vote their shares?

All of the Company’s directors and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the proposal.

The Sponsor is not entitled to redeem the Founder Shares. With respect to any shares purchased on the open market by the Sponsor and the Company’s directors and their respective affiliates, such public shares may be redeemed.

In addition, the Sponsor or the Company’s or a potential target’s executive officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Charter Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposal to be voted upon at the special meeting is approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Charter Amendment Proposal. None of the Company’s Sponsor, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Does the Board recommend voting for the approval of the Charter Amendment Proposal?

Yes. After careful consideration of the terms and conditions of the Charter Amendment Proposal, the Board has determined that the proposal is in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Charter Amendment Proposal.

What vote is required to adopt the Charter Amendment Proposal?

Approval of the Charter Amendment Proposal will require the affirmative vote of holders of a majority of the Company’s outstanding common stock, including those shares that are a constituent security of our units, on the record date.

If the Charter Amendment Proposal is approved, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

What happens if I sell my common stock or units of the Company before the special meeting?

The November 11, 2022 record date is earlier than the date of the special meeting. If you transfer your public shares, including those shares held as a constituent security of our units, after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. If you transfer your shares of common stock prior to the record date, you will have no right to vote those shares at the special meeting.

What if I do not want to vote for the Charter Amendment Proposal?

If you do not want the Charter Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a Business Combination.

What happens if the Charter Amendment Proposal is not approved?

If the Charter Amendment Proposal is not approved, and we do not consummate an initial business combination by December 14, 2022, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders.

Our Sponsor has waived its rights to participate in any liquidation distribution with respect to its Founder Shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes.

If the Charter Amendment Proposal is approved, what happens next?

The Company is continuing its efforts to identify a suitable target company, negotiate favorable terms and complete a Business Combination.

The Company is seeking approval of the Charter Amendment because the Company will not be able to complete all of the tasks listed above prior to December 14, 2022. If the Charter Amendment is approved, the Company will seek stockholder approval of a Business Combination. If stockholders approve a Business Combination (which approval will be solicited at a future date at a special meeting different than the meeting addressed by this proxy statement), the Company expects to consummate a Business Combination as soon as possible following stockholder approval.

Upon approval by a majority of the common stock (including those shares held as a constituent security of our units) outstanding as of the record date of the Charter Amendment Proposal, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, common stock, and public warrants will remain publicly traded. The Company will then continue to work to consummate a Business Combination by the Extended Date.

Would I still be able to exercise my redemption rights if I vote against a Business Combination?

Yes. Assuming you are a stockholder as of the record date for voting on a Business Combination, you will be able to vote on a Business Combination when it is submitted to stockholders. If you disagree with a Business Combination, you will retain your right to redeem your public shares upon consummation of a Business Combination, subject to any limitations set forth in the charter.

When and where is the special meeting?

The special meeting will be held at 9:00 a.m., Eastern time, on December 9, 2022, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the special meeting by visiting https://www.cstproxy.com/fhesg/2022 and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the meeting telephonically by dialing +1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 6268362#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically. In light of public health concerns regarding the ongoing COVID-19 pandemic, the special meeting will be held in virtual meeting format only. You will not be able to attend the Special Meeting physically.

How do I attend the virtual special meeting, and will I be able to ask questions?

As a registered stockholder, you received a Proxy Card from Continental Stock Transfer & Trust Company. The form contains instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Advantage Proxy, Inc. at the applicable phone # below. Advantage Proxy, Inc. support contact information is as follows: 1-877-870-8565 (individuals) or 1-206-870-8565 (banks and brokers).

You can pre-register to attend the virtual meeting starting on December 5, 2022 at 9:00 a.m. ET (4 business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/fhesg/2022, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the meeting you will need to re-log in using your control # and will also be prompted to enter your control # if you vote during the meeting.

Beneficial holders, who own their investments through a bank or broker, will need to contact Advantage Proxy, Inc. to receive a control number. If you plan to vote at the meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote Advantage Proxy, Inc. will issue you a guest control number with proof of ownership. Either way you must contact Advantage Proxy, Inc. for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the meeting by dialing +1 800-450-7155 (toll-free), within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number 6268362#. This is listen only, you will not be able to vote or enter questions during the meeting.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent security of our units, you may vote virtually at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent security of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting virtually at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 8 The Green, Suite 12081, Dover, DE, 19901, Attn: Bradley A. Bostic.

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. The proposal for the approval of the Charter Amendment Proposal, however, is a “non-discretionary” item.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to the non-routine or “non-discretionary” proposal.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent security of our units, are represented virtually or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent security of our units, at the close of business on November 11, 2022, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 25,000,000 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the proposal?

The Company’s directors and executive officers have interests in the proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of Founder Shares and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment — Interests of the Company’s Directors and Executive Officers.”

What if I object to the Charter Amendment? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with the Charter Amendment under the DGCL.

What happens to the Company’s warrants if the Charter Amendment Proposal is not approved?

If the Charter Amendment Proposal is not approved and we do not consummate a Business Combination by December 14, 2022, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event the Company winds up.

How are the funds in the trust account currently being held?

With respect to the regulation of special purpose acquisition companies like Future Health (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals (and notwithstanding whether or not the SPAC Rule Proposals are adopted by the SEC), while the funds in the trust account have, since our IPO, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we will, prior to the end of the 24-month period after the effective date of our IPO registration statement, or September 9, 2023, instruct Continental Stock Transfer & Trust Company, the trustee managing the trust account, to hold all funds in the trust account in cash until the earlier of consummation of a Business Combination and liquidation of Future Health in order to mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act. The decision to hold all funds in the trust account in cash, combined with any permitted withdrawals of interest held in the trust account to pay our taxes, would likely reduce the effective yield on the amounts in the trust account and the amount our public stockholders would receive upon any redemption or liquidation.

If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire and become worthless.

For more information regarding the associated risks if we are deemed to be an investment company under the Investment Company Act, please see “Proposal 1 – The Charter Amendment - If we are deemed to be an investment company under the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, we would expect to abandon our efforts to complete an initial business combination and liquidate the trust account” contained elsewhere in this proxy statement.

How do I redeem my shares of Company common stock?

If the Charter Amendment is implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the Charter Amendment, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a Business Combination, or if the Company has not consummated a Business Combination by the Extended Date.

To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. EST on December 7, 2022. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Charter Amendment.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Charter Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m., Eastern Time, on December 7, 2022, (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Tumulty, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Charter Amendment Proposal.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Charter Amendment Proposal will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If I am a public unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding public units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my shares of Company common stock?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Proxy Advantage, Inc. to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay the proxy solicitor customary fees. The Company will also reimburse the proxy solicitor for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Who can help answer my questions?

If you have questions about the proposal or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Future Health ESG Corp.

8 The Green, Suite 12081

Dover, DE 19901

Attn: Bradley A. Bostic

Telephone: (833) 388-8734

You may also contact the Company’s proxy solicitor at:

Proxy Advantage, Inc.

Telephone: 1-877-870-8565

Email: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

You should consider carefully all of the risks described in our most recent Annual Report on Form 10-K filed with the SEC on March 28, 2022, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Charter Amendment will enable us to complete an initial business combination.

Approving the Charter Amendment Proposal involves a number of risks. Even if the Charter Amendment Proposal is approved and the Charter Amendment is implemented, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Amendment Proposal is approved, the Company expects to seek stockholder approval of an initial business combination. We are required to offer stockholders the opportunity to redeem shares of the Company’s common stock in connection with the Charter Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve our initial business combination. Even if the Charter Amendment Proposal and/or our initial business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Amendment Proposal and our initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of shares of the Company’s common stock on the open market. The price of shares of the Company’s common stock may be volatile, and there can be no assurance that stockholders will be able to dispose of shares of the Company’s common stock at favorable prices, or at all.

The Committee on Foreign Investment in the United States (“CFIUS”) or other regulatory agencies may modify, delay or prevent our initial business combination.

CFIUS has authority to review direct or indirect investments whereby a foreign person acquires “control” over or, for more sensitive businesses involving critical technology, critical infrastructure, and sensitive personal data, certain types of non-controlling rights in U.S. businesses. Some transactions within the jurisdiction of CFIUS trigger a mandatory CFIUS filing requirement. Otherwise, notifying CFIUS of a transaction within its jurisdiction is voluntary. CFIUS can reach out to parties to transactions within its jurisdiction that did not notify CFIUS and request that the parties submit a CFIUS notice and can self-initiate national security reviews. If CFIUS identifies national security concerns in connection with its review of an investment, CFIUS has the power to impose measures to mitigate such concerns and, in extreme cases, require the foreign person to divest of the investment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, whether the investor/acquiror of the U.S. business is a “foreign person” or “foreign entity,” the nature and structure of the transaction, the level of beneficial ownership interest being acquired, and the nature of any information or governance rights acquired by the foreign investor. None of the directors or officers of the Company is a non-U.S. person. The Sponsor of the Company is not, and is not controlled by, a non-U.S. person. It has no members who are non-U.S. persons and has no substantial ties with a non-U.S. person. We do not believe that the Company will be a “foreign entity” under the CFIUS regulations, but we cannot predict whether CFIUS would treat the Company as a foreign person/entity or whether CFIUS would consider our initial business combination as a covered transaction.

Our initial business combination may be subject to CFIUS review, depending on the ultimate share ownership of the combined company following our business combination and other factors. As a result, the pool of potential targets with which we could complete an initial business combination may be limited. If we think the risk that our initial business combination will trigger a mandatory CFIUS filing is low and that our initial business combination otherwise does not raise sensitive national security concerns, we may determine to proceed with the transaction without notifying CFIUS and risk CFIUS intervention before or after closing the transaction. The time necessary for CFIUS review of the transaction or a decision to delay or prohibit the transaction may prevent our initial business combination from occurring within the applicable time period required under our Amended and Restated Certificate of Incorporation. If we are unable to consummate our initial business combination within the applicable time period required under our Amended and Restated Certificate of Incorporation, we will be required to wind up, redeem and liquidate. In such event, our stockholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment through our initial business combination. Additionally, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares of Common Stock.

On August 16, 2022, the Inflation Reduction Act of 2022 was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The Treasury has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax. The IR Act applies only to repurchases that occur after December 31, 2022.

If the deadline for us to complete a business combination (currently December 14, 2022) is extended, our public stockholders will have the right to require us to redeem their public shares. If the deadline for us to complete a Business Combination is not extended and we do not complete or initial Business Combination on or before December 14, 2022, we will be required to redeem our public shares following such date. Any redemption or other repurchase that occurs after December 31, 2022, in connection with a business combination or otherwise, may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax in connection with a business combination would depend on a number of factors, including (1) the fair market value of the redemptions and repurchases in connection with the Business Combination, (2) the structure of the Business Combination, (3) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Business Combination but issued within the same taxable year of the Business Combination) and (4) the content of regulations and other guidance from the Treasury, if any. In addition, because the Excise Tax may be payable by us, and not by the redeeming holder, the mechanics of any required payment of the Excise Tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in our ability to complete a business combination.

The ability of our public stockholders to exercise redemption rights in connection with the effectiveness of the Charter Amendment with respect to a large number of our public shares may adversely affect the liquidity of our securities.

Pursuant to the charter and subject to the Redemption Limitation, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash in connection with the effectiveness of the Charter Amendment. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our shares of common stock. As a result, you may be unable to sell your common stock even if the per-share market price is higher than the per-share redemption price paid to public stockholders that elect to redeem their public shares in connection with the effectiveness of the Charter Amendment.

In the event the Charter Amendment Proposal is approved and we amend our charter, Nasdaq may delist our securities from trading on its exchange following stockholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our common stock, units and warrants are listed on the Nasdaq Capital Market (“Nasdaq”). We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our common stock include, among other things, the requirement to maintain at least 300 public holders and at least 500,000 publicly held shares. Pursuant to the terms of the charter, in the event the Charter Amendment Proposal is approved and the charter is amended, public stockholders may elect to redeem their public shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We expect that if our common stock fails to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our common stock, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any stockholder redemptions of our public shares in connection with the amendment of our charter pursuant to the Charter Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•	a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our common stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

Changes in laws or regulations or how such laws or regulations are interpreted or applied, or a failure to comply with any laws or regulations, may adversely affect our business, including our ability to negotiate and complete our initial business combination, and results of operations.

We are and will be subject to laws and regulations enacted by national, regional and local governments and, potentially, foreign jurisdictions. In particular, we will be required to comply with certain SEC and other legal requirements, the Business Combination may be contingent on our ability to comply with certain laws and regulations and the post-closing combined may be subject to additional laws and regulations. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, including as a result of changes in economic, political, social and government policies, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination, and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination, and results of operations.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; increasing the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act. These rules, if adopted, whether in the form proposed or in revised form, may materially adversely affect our ability to complete the Business Combination.

If we are deemed to be an investment company under the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, we would expect to abandon our efforts to complete an initial business combination and liquidate the trust account.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted, including:

●	restrictions on the nature of our investments; and

●	restrictions on the issuance of securities.

In addition, we would be subject to burdensome compliance requirements, including:

●	registration as an investment company with the SEC;

●	adoption of a specific form of corporate structure; and

●	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

As a result, if we were deemed to be an investment company under the Investment Company Act, we would expect to abandon our efforts to complete an initial business combination and liquidate the trust account.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business will be to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

To that end, the proceeds held in the trust account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to our Investment Management Trust Agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term, we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act.

The SPAC Rule Proposals (as defined above) under the Investment Company Act would provide a safe harbor for SPACs from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require a SPAC to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the SPAC’s registration statement for its initial public offering. The SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. Although the SPAC Rule Proposals, including the proposed safe harbor rule, have not yet been adopted, and may be adopted in a revised form, the SEC has indicated that there are serious questions concerning the applicability of the Investment Company Act to a SPAC that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule.

Notwithstanding whether or not the SPAC Rule Proposals are adopted by the SEC, we may be deemed to be an investment company under the Investment Company Act. As a SPAC, we were formed for the sole purpose of completing an initial business combination by December 14, 2022 (i.e. 15 months from the closing of our IPO). The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of our IPO, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we will liquidate the securities held in the trust account prior to the end of the 24-month period after the effective date of our IPO registration statement, or September 9, 2023, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation. Further, if we do not invest the proceeds held in the trust account as discussed above, we may be deemed to be subject to the Investment Company Act, and the loss you may suffer as a result of being deemed subject to the Investment Company Act may be greater than if we liquidated the securities held in the trust account and instead held such funds in cash.

We do not believe that our principal activities will subject us to regulation under the Investment Company Act. However, if we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete the Business Combination. In such circumstances, we would expect to abandon our efforts to complete the Business Combination and liquidate the trust account. If we are unable to complete our initial business combination within the required time period and are required to liquidate the trust account, our public stockholders may receive only approximately $10.10 per share (based on the amount in the trust account as of September 30, 2022), or less in certain circumstances, on the liquidation of our trust account, and our warrants will expire worthless. If we are required to liquidate, you may lose all or part of your investment in Future Health and our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire and become worthless.

In order to mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we will, prior to the end of the 24-month period after the effective date of our IPO registration statement, or September 9, 2023, instruct the trustee to hold all funds in the trust account in cash until the earlier of the consummation of the Business Combination or our liquidation. Any decision to hold all funds in the trust account in cash would likely reduce the amount our public stockholders would receive upon any redemption or liquidation.

While the funds in our trust account may only be invested in U.S. government treasury bills with a maturity of 185 days or less, or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act, we will, prior to the end of the 24-month period after the effective date of our IPO registration statement, or September 9, 2023, instruct the trustee to hold all funds in the trust account in cash until the earlier of the consummation of the Business Combination or our liquidation in order to mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act. Any decision to hold all funds in the trust account in cash, combined with any permitted withdrawals of interest held in the trust account to pay our taxes, would likely reduce the effective yield on the amounts in the trust account and the amount our public stockholders would receive upon any redemption or liquidation.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The 2022 special meeting will be held at 9:00 a.m., Eastern time, on December 9, 2022. The special meeting will be held virtually, at https://www.cstproxy.com/fhesg/2022.

Stockholders are being asked to vote on the following proposals:

1. To amend the Company’s Amended and Restated Certificate of Incorporation, giving the Company the right to extend the date by which it has to consummate a Business Combination from December 14, 2022 (i.e. the date that is 15 months from the consummation of its IPO) to December 31, 2023.

2. To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are insufficient shares of outstanding capital stock of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the special meeting or at the time of the special meeting to approve the Charter Amendment Proposal.

Voting Power; Record Date; Quorum

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our common stock, including as a constituent security of a unit, at the close of business on November 11, 2022, the record date for the special meeting. You will have one vote per proposal for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were 25,000,000 outstanding shares of Company common stock entitled to vote, including those held as a constituent security of our units. Each share of common stock is entitled to one vote. The presence in person or by proxy at the special meeting of the holders of 12,500,001 shares, or a majority of the number of outstanding shares of common stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Votes Required

Approval of the Charter Amendment Proposal will require the affirmative vote of holders of a majority of the Company’s common stock outstanding on the record date, including the common stock owned by our initial stockholders and the shares that are a constituent security of our units.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of the Company’s common stock who are present in person or represented by proxy and entitled to vote thereon at the special meeting.

If you do not vote (i.e., you “abstain” from voting on the proposal), your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

If you do not want the proposals to be approved, you must abstain, not vote, or vote against the proposals. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment.

Broker Non-Votes

Holders of shares of our common stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Charter Amendment) and Proposal 2 (Adjournment) are matters that we believe will be considered “non-routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1 or Proposal 2 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Voting

You can vote your shares at the special meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Bradley A. Bostic and Travis A. Morgan to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting. You will be given a ballot at the special meeting.

A special note for those who plan to attend the special meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or withhold your vote for the nominee or any proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Charter Amendment Proposal and “FOR” the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy, Inc., at 1-877-870-8565 (call toll-free), or by sending an email to ksmith@advantageproxy.com. Banks and Brokerage Firms may call collect at: 1-206-870-8565.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Chief Executive Officer, Bradley A. Bostic, at Future Health ESG Corp., 8 The Green, Suite 12081, Dover, DE 10019 either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting virtually.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite, may attend the special meeting. If you wish to attend the special meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the special meeting. The Company has agreed to pay the proxy solicitor customary fees. The Company will also reimburse the proxy solicitor for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact our proxy solicitor at:

Advantage Proxy, Inc.

Telephone: 1-877-870-8565

Email: ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of 2022 Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 8 The Green, Suite 12081, Dover, DE 19901. Our telephone number at such address is (833) 388-8734.

BACKGROUND

The Company

We are a Delaware blank check company incorporated on February 25, 2021 formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. As of August 22, 2022, there were 25,000,000 shares of our common stock issued and outstanding.

On September 14, 2021, we consummated our IPO of 20,000,000 units at a price of $10.00 per unit at $10.00 per unit generating gross proceeds of $200,000,000. Each unit issued in our initial public offering was comprised of one share of our common stock and one-half of one redeemable warrant. Each whole warrant is exercisable for one share of common stock at a price of $11.50 per full share and will become exercisable 30 days after the completion of our initial business combination.

Simultaneously with the closing of the IPO, we consummated the sale of 7,375,000 private warrants at a price of $1.00 per private warrant in a private placement to the Company’s founding stockholders and Cantor Fitzgerald & Co., the underwriter of the IPO, generating gross proceeds of $7,375,000. The private placement warrants are substantially similar to the warrants issued in our IPO except that (1) the private placement warrants (including the shares of common stock issuable upon exercise thereof) are subject to certain transfer restrictions, and the holders thereof are entitled to certain registration rights; (2) the private placement warrants will not be redeemable by us; (3) the private placement warrants may be exercised by the holders on a cashless basis; and (4) the private placement warrants held by Cantor Fitzgerald & Co. will not be exercisable after September 14, 2026 in accordance with FINRA Rule 5110(g)(8)(A), in which case such warrants will be cancelled.

Approximately $202,000,000 in proceeds from our IPO, the simultaneous sale of warrants in a private placement transaction, and interest income are being held in our trust account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee. The trust account is and will remain invested in U.S. government treasury bills with a maturity of one hundred and eighty-five (185) days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940 which invest only in direct U.S. government obligations until the earlier of (i) the consummation of our initial business combination or (ii) the distribution of the proceeds in the trust account as described below.

The Company intends to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a potential Business Combination.

You are not being asked to vote on the Business Combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to stockholders and will retain the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of July 25, 2022.

	Number of
	Shares of Future Health
Name and Address of Beneficial Owner(1)	Common Stock	%
Directors and Executive Officers of Future Health:
Bradley A. Bostic (2)	3,247,076	13.0%
Travis A. Morgan (2)	3,134,577	12.5%
R. Mark Lubbers	11,250	*
Dr. F. John Mills	11,250	*
Dr. Nancy L. Snyderman	11,250	*
All Directors and Executive Officers of Future Health as a Group (5 Individuals)	3,770,201	15.1%
Five Percent Holders of Future Health:
Future Health ESG Associates 1, LLC(2)	2,625,000	10.5%
Polar Asset Management Partners Inc.(3)	1,980,000	7.9%
LMR Partners LLP and certain affiliates(4)	1,980,000	7.9%
Magnetar Financial, LLC (5)	1,958,000	7.8%
Weiss Asset Management LP(6)	1,800,000	7.2%
Citadel Advisors Holdings LP(7)	1,660,261	6.6%

*	Less than 1%.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Future Health ESG Corp., 8 The Green, Suite #12081, Dover, DE 19901.

(2)

Messrs. Bostic and Morgan are the managers of Future Health ESG Associates 1, LLC. The shares beneficially owned by Future Health ESG Associates 1, LLC may also be deemed beneficially owned by Messrs. Bostic and Morgan.

(3)

Based upon information reported on the Schedule 13G filed with the SEC on February 8, 2022. The shares are held directly by Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”). PMSMF has the right to receive or the power to direct the receipt of dividends from or the proceeds from the sale of more than 5% of the shares. Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, serves as the investment advisor to PMSMF. The principal business address of Polar Asset Management Partners Inc. and PMSMF is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(4)

Based upon information reported on a Schedule 13G filed with the SEC on September 20, 2021, which states that (i) each of LMR Master Fund Ltd, a Cayman Islands exempted company (“LMR Master Fund”), and LMR CCSA Master Fund Ltd, a Cayman Islands exempted company (“LMR CCSA Master Fund”), hold shared voting and dispositive power over 990,000 and (ii) each of LMR Partners LLP, LMR Partners Limited, LMR Partners LLC, LMR Partners AG, Ben Levine and Stefan Renold hold shared voting and dispositive power over 1,980,000 shares. Each of LMR Master Fund and LMR CCSA Master Fund acquired 990,000 units of our Units in our initial public offering. By virtue of holding the Units, each of LMR Master Fund and LMR CCSA Master Fund directly holds 990,000 shares (the “LMR Shares”). LMR Partners LLP, a United Kingdom limited liability partnership, LMR Partners Limited, a Hong Kong corporation, LMR Partners LLC, a Delaware limited liability company, and LMR Partners AG, a Swiss corporation (collectively, the “LMR Investment Managers”), serve as the investment managers to certain funds, including, without limitation, LMR Master Fund and LMR CCSA Master Fund, with respect to the shares held by LMR Master Fund and LMR CCSA Master Fund. Mr. Levine and Mr. Renold control the investment and voting decisions of the LMR Investment Managers with respect to the securities held by LMR Master Fund and LMR CCSA Master Fund. The principal business address of each of the foregoing persons is c/o LMR Partners LLP, 9th Floor, Devonshire House, 1 Mayfair Place, London, W1J 8AJ, United Kingdom.

(5)

Based upon information reported on the Schedule 13G filed with the SEC on January 28, 2022, which states that each of Magnetar Financial LLC (“Magnetar Financial”), Magnetar Capital Partners LP (Magnetar Capital Partners”), Supernova Management LLC (“Supernova Management”) and Alec N. Litowitz hold shared voting and dispositive power over 1,958,000 shares. This amount consists of (A) 201,808 shares held for the account of Magnetar Constellation Fund II, Ltd; (B) 623,608 shares held for the account of Magnetar Constellation Master Fund, Ltd; (C) 78,000 shares held for the account of Magnetar Systematic Multi-Strategy Master Fund Ltd; (D) 49,900 shares held for the account of Magnetar Capital Master Fund Ltd; (E) 12,000 shares held for the account of Magnetar Discovery Master Fund Ltd; (F) 245,444 shares held for the account of Magnetar Xing He Master Fund Ltd; (G) 114,540 shares held for the account of Purpose Alternative Credit Fund Ltd; (H) 165,448 shares held for the account of Magnetar SC Fund Ltd, all Cayman Islands exempted companies; (I) 229,082 shares held for the account of Magnetar Structured Credit Fund, LP, a Delaware limited partnership; (J) 198,172 shares held for the account of Magnetar Lake Credit Fund LLC; and (K) 39,998 shares held of the account of Purpose Alternative Credit Fund - T LLC, Delaware limited liability companies; (collectively, the “Magnetar Funds”). Magnetar Financial serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Mr. Litowitz. The principal business address of each of Magnetar Financial, Magnetar Capital Partners, Supernova Management, and Mr. Litowitz is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(6)

Based upon information reported on the Schedule 13G filed with the SEC on February 7, 2022, which states that Weiss Asset Management LP, a Delaware limited partnership (“Weiss Asset Management”), WAM GP LLC, a Delaware limited liability company (“WAM GP”) and Andrew M. Weiss, Ph.D. hold shared voting and dispositive power over 1,800,000 shares. Weiss Asset Management is the sole investment manager to a private investment partnership, (the “Partnership”) and private investment funds (“Funds”). WAM GP is the sole general partner of Weiss Asset Management. Andrew Weiss is the managing member of WAM GP. The shares reported for WAM GP, Andrew Weiss and Weiss Asset Management include shares beneficially owned by the Partnership and the Funds. Each of WAM GP, Weiss Asset Management, and Andrew Weiss disclaims beneficial ownership of the shares except to the extent of their respective pecuniary interest therein. The principal business address of each of Weiss Asset Management, WAM GP and Andrew Weiss is 222 Berkeley St., 16th floor, Boston, Massachusetts 02116.

(7)	Based upon information reported on the Schedule 13G filed with the SEC on February 7, 2022, which states that Weiss Asset Management LP, a Delaware limited partnership (“Weiss Asset Management”), WAM GP LLC, a Delaware limited liability company (“WAM GP”) and Andrew M. Weiss, Ph.D. hold shared voting and dispositive power over 1,800,000 shares. Weiss Asset Management is the sole investment manager to a private investment partnership, (the “Partnership”) and private investment funds (“Funds”). WAM GP is the sole general partner of Weiss Asset Management. Andrew Weiss is the managing member of WAM GP. The shares reported for WAM GP, Andrew Weiss and Weiss Asset Management include shares beneficially owned by the Partnership and the Funds. Each of WAM GP, Weiss Asset Management, and Andrew Weiss disclaims beneficial ownership of the shares except to the extent of their respective pecuniary interest therein. The principal business address of each of Weiss Asset Management, WAM GP and Andrew Weiss is 222 Berkeley St., 16th floor, Boston, Massachusetts 02116.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT

The Charter Amendment

The Company is proposing to amend its charter to extend the date by which the Company must consummate a Business Combination to the Extended Date.

The sole purpose of the Charter Amendment is to give the Company the right to extend the Combination Period from December 14, 2022 to December 31, 2023, and to provide the Company with sufficient time to satisfy the conditions to complete a Business Combination as there is not currently sufficient time to complete a Business Combination.

If the Charter Amendment Proposal is not approved and the Company does not consummate a Business Combination by December 14, 2022, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

A copy of the proposed amendment to the Company’s existing charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The Company’s IPO prospectus and charter provides that the Company initially has until December 14, 2022 (the date which is 15 months after the consummation of the IPO) to complete a Business Combination.

There is not sufficient time to complete a Business Combination given current market conditions. Because the Company will not be able to complete a suitable Business Combination by December 14, 2022, the Company has determined to seek stockholder approval to extend the time for closing a Business Combination to the Extended Date. The purpose of the Charter Amendment is to provide the Company with sufficient time to complete a Business Combination, which our Board believes is in the best interests of our stockholders.

Upon preparation of a Combination Proxy Statement, the Company intends to hold another stockholders’ meeting prior to the Extended Date in order to seek stockholder approval of a potential Business Combination. Therefore, the Company is not asking you to vote on any Business Combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any Business Combination and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest, divided by the number of then outstanding public shares, in the event a Business Combination is approved and completed or the Company has not consummated a Business Combination by the Extended Date.

The Company’s existing charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a Business Combination before December 14, 2022, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. The Company believes that this charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

If the Charter Amendment Proposal is Not Approved

If the Charter Amendment is not approved and the Company has not consummated a Business Combination by December 14, 2022, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

Our Sponsor has waived its rights to liquidating distributions from the trust account with respect to its shares. As a consequence of such waiver, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants which will expire worthless if the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

If the Extension Amendment is not approved, the trust account will be liquidated as described above.

If the Charter Amendment Proposal is Approved

If the Charter Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it must complete a Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a Business Combination by the Extended Date.

You are not being asked to vote on a Business Combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your public shares in connection with the Extended Date, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event a Business Combination is approved and completed or the Company has not consummated a Business Combination by the Extended Date.

In connection with the Charter Amendment Proposal, public stockholders may make the Election to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our charter, as amended by the Charter Amendment (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). However, the Company will not proceed with the Charter Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our trust account, which held approximately $202 million of marketable securities as of September 30, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the applicable termination date. Our Sponsor (or an affiliate of our Sponsor) owns an aggregate of 3,770,201 Founder Shares, that were issued prior to our IPO and our Sponsor owns 6,375,000 warrants that it purchased in a private placement which occurred simultaneously with the completion of the IPO. Each unit consists of one share of common stock and one-half of one redeemable warrant.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting (or December 7, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Redemption Rights

If the Charter Amendment Proposal is approved, and the Charter Amendment is implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Charter Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Charter Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EST ON DECEMBER 7, 2022. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE CHARTER AMENDMENT AND ELECTION.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Charter Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m., Eastern Time, on December 7, 2022, (a) submit a written request to the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Tumulty, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Charter Amendment Proposal.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Charter Amendment will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of September 30, 2022, this would amount to approximately $10.10 per share. The closing price of our common stock on November 18, 2022, the most recent closing price, was $10.08.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the vote on the Charter Amendment. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment.

Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Charter Amendment. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders under any state, local, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.

This discussion applies only to stockholders of the Company who hold their shares as a “capital asset,” as defined in the Code. This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to certain types of stockholders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes or investors therein, U.S. Holders (as defined below) whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, U.S. Holders subject to special accounting rules under Section 451(b) of the Code, certain former citizens and long-term residents of the United States, and stockholders holding Company shares as a part of a straddle, hedging, constructive sale or conversion transaction. If an entity or arrangement treated as a partnership for U.S. federal income tax purposes is a stockholder, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors regarding the specific tax consequences to them of their partnership making the Election.

No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of making or not making the Election. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and No ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with the Election. There can be No assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders

A stockholder who does not make the Election (including any stockholder who votes in favor of the Charter Amendment) will continue to own his shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Charter Amendment.

U.S. Federal Income Tax Treatment of Electing Stockholders

U.S. Holders

A stockholder is a U.S. Holder for U.S. federal income tax purposes if such stockholder is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a United States person. A U.S. Holder includes an individual who satisfies the substantial presence test. The substantial presence test is satisfied if an individual is physically present in the U.S. for at least 31 days during the current year, and 183 days during the 3-year period that includes the current year and the 2 years immediately before that, counting (1) all the days such individual was present in the current year, (2) 1/3 of the days such individual was present in the prior year, and (3) 1/6 of the days such individual was present in the year before that. An exception may apply under certain conditions if the individual is present for fewer than 183 days in the taxable year and has a tax home in and a closer connection with a foreign country than with the United States. Other exceptions may apply, including tax treaty based exceptions.

A U.S. Holder who makes the Election will receive cash in exchange for the tendered shares, and will be considered for U.S. federal income tax purposes either to have made a sale of the tendered shares (a “Sale”), or will be considered to have received a distribution with respect to his shares (a “Distribution”) that may be treated as (i) dividend income, (ii) a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the Distribution was made had been sold.

If redemption of shares is treated as a Sale, the U.S. Holder will recognize gain or loss equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the redeemed shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the redeemed shares exceeds one year as of the date of the redemption. A U.S. Holder’s adjusted tax basis in the redeemed shares generally will equal the U.S. Holder’s acquisition cost for those shares. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. Holder.

A redemption will be treated as a Sale with respect to a U.S. Holder if the redemption of the U.S. Holder’s shares (i) results in a “complete termination” of the U.S. Holder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the U.S. Holder or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. In determining whether any of these tests has been met, each U.S. Holder must consider not only shares actually owned but also shares deemed to be owned by reason of applicable constructive ownership rules. A U.S. Holder may be considered to constructively own shares that are actually owned by certain related individuals or entities. In addition, a right to acquire shares pursuant to an option causes the covered shares to be constructively owned by the holder of the option. Accordingly, any U.S. Holder who has tendered all of his actually owned shares for redemption but continues to hold warrants after the redemption will generally not be considered to have experienced a complete termination of his interest in the Company.

In general, a distribution to a U.S. Holder in redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s shares that are owned by the U.S. Holder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company shares owned by such U.S. Holder before the redemption. Whether the redemption will result in a more than 20% reduction in a U.S. Holder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering U.S. Holders that are redeemed pursuant to the Election.

Even if the redemption of a U.S. Holder’s shares in connection with the Charter Amendment is not treated as a Sale under either the “complete termination” test or the “substantially disproportionate” test described above, the redemption may nevertheless be treated as a Sale of the shares (rather than as a Distribution) if the effect of the redemption is “not essentially equivalent to a dividend” with respect to that U.S. Holder. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Holder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority U.S. Holder in a publicly held corporation who exercises No control over and does not participate in the management of the corporation may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and U.S. Holders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.

If none of the tests for Sale treatment are met with respect to a U.S. Holder, amounts received in exchange for the U.S. Holder’s redeemed shares will be taxable to the U.S. Holder as a “dividend” to the extent of such U.S.

Holder’s ratable share of the Company’s current and accumulated earnings and profits. Although it is believed that the Company presently has No accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. If there are no current or accumulated earnings or the amount of the Distribution to the U.S. Holder exceeds his share of earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the U.S. Holder (to the extent of the U.S. Holder’s adjusted tax basis in the redeemed shares). Any amounts received in the Distribution in excess of the U.S. Holder’s adjusted tax basis in the redeemed shares will constitute taxable gain of the same character as if the shares had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering U.S. Holder are required to be treated as a “dividend,” the tax basis in the shares that were redeemed (after an adjustment for non-taxable return of capital discussed above) will be transferred to any remaining shares held by such U.S. Holder. If the redemption is treated as a dividend but the U.S. Holder has not retained any actually owned shares, the U.S. Holder should consult his own tax advisor regarding possible allocation of the basis in the redeemed shares to other interests in the Company.

Non-U.S. Holders

A stockholder is a Non-U.S. Holder for U.S. federal income tax purposes if such stockholder is not a U.S. Holder.

If a redemption of a Non-U.S. Holder’s shares is treated as a Distribution, as discussed above under the section entitled “U.S. Holders,” to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such Distribution will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of Company stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Company common stock, which will be treated as described below.

The withholding tax does not apply to dividends paid to a Non-U.S. Holder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower applicable treaty rate).

If a redemption of a Non-U.S. Holder’s shares is treated as a Sale, as discussed above under the section entitled “U.S. Holders,” a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on such Sale, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a permanent establishment or fixed base maintained by the Non-U.S. Holder in the United States);

●	such Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which the disposition takes place and has a “tax home” in the United States; or

●	the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our shares.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a rate of 30% (or a lower applicable treaty rate). If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a rate of 30%. Note that a non-U.S. individual physically present in the U.S. for 183 days or more during a taxable year generally satisfies the substantial presence test, is taxable as a U.S. resident, and therefore is a U.S. Holder. If a non-U.S. individual has a special visa status, he or she may be a Non-U.S. Holder despite being physically present in the U.S. for 183 days or more.

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder on the Sale will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. The Company believes that it is not and has not been at any time since our formation a United States real property holding corporation.

Notwithstanding the foregoing, even if a redemption of a Non-U.S. Holder’s shares may be treated as other than a dividend for U.S. federal income tax purposes, to the extent withholding would be required if such redemption were treated as a dividend, the Company or another applicable withholding agent may withhold as if the redemption were treated as a dividend. In such event, a Non-U.S. Holder may seek a refund from the IRS with respect to withholdings on amounts in excess of the portion (if any) treated as a dividend for U.S. federal income tax purposes. Non-U.S. Holders should consult their tax advisors on how to obtain a refund of any excess withholding.

The Excise Tax on Certain Stock Repurchases May Apply to the Company

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock or shares by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock or share issuances against the fair market value of stock or share repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. The IR Act applies only to repurchases that occur after December 31, 2022.

Any redemption or other repurchase that occurs after December 31, 2022, in connection with an initial business combination may be subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the initial business combination, (ii) the structure of the initial business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the initial business combination (or otherwise issued not in connection with the initial business combination but issued within the same taxable year of the initial business combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by the Company, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete an initial business combination and in the Company’s ability to complete an initial business combination.

Information Reporting and Backup Withholding

Gross proceeds from the redemption of shares in connection with the approval of the Charter Amendment may be subject to information reporting. Additionally, U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments”, each tendering U.S. Holder (or other payee) must either (i) provide to the Company such U.S. Holder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such U.S. Holder is awaiting a TIN) and certify that (A) such U.S. Holder has not been notified by the IRS that such U.S. Holder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such U.S. Holder that such U.S. Holder is No longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each tendering U.S. Holder is required to make such certifications by providing the Company a signed copy of IRS Form W-9. Exempt tendering U.S. Holders are not subject to backup withholding and reporting requirements, but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, the relevant tendering U.S. Holder may be subject to a $50 penalty imposed by the IRS, and any “reportable payments” made to such U.S. Holder pursuant to the redemption will be subject to backup withholding in an amount equal to 24% of such “reportable payments.”

A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the required information to the IRS.

FATCA

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), foreign financial institutions (which term includes most foreign hedge funds, private equity funds, mutual funds, securitization vehicles and other investment vehicles) and certain other foreign entities must comply with certain information reporting rules with respect to their U.S. account holders and investors. A foreign financial institution or such other foreign entity that does not comply with the FATCA reporting requirements generally will be subject to a 30% withholding tax with respect to any “withholdable payments.” For this purpose, withholdable payments generally include U.S.-source payments otherwise subject to nonresident withholding tax (e.g., U.S.-source dividends, including the proceeds of a redemption treated as a Distribution) and also include the entire gross proceeds from the sale of any stock of U.S. issuers (including a redemption treated as a Sale), even if the payment would otherwise not be subject to U.S. nonresident withholding tax (e.g., because it is capital gain). The IRS recently issued proposed Treasury Regulations that would eliminate the application of this regime with respect to payments of gross proceeds (but not interest (including any original issue discount), dividends, rents, salaries, wages, premiums, annuities, compensations, remunerations, emoluments, and other fixed or determinable special or periodical gains, profits, and income). Pursuant to these proposed Treasury Regulations, the Company and any applicable withholding agent may (but are not required to) rely on this proposed change to FATCA withholding until final regulations are issued.

The Company will not pay any additional amounts to redeeming stockholders in respect of any amounts withheld, including pursuant to FATCA. Under certain circumstances, a stockholder might be eligible for refunds or credits of such taxes. Stockholders are urged to consult with their own tax advisors regarding the effect, if any, of the FATCA provisions to them based on their particular circumstances.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Charter Amendment.

Required Vote

The affirmative vote by holders of a majority of the Company’s outstanding common stock, including the common stock owned by our initial stockholders and the shares that are a constituent security of our units, is required to approve the Charter Amendment. If the Charter Amendment Proposal is not approved, the Charter Amendment will not be implemented, then the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment. On the record date, our Sponsor and the Company’s directors and executive officers beneficially owned shares of common stock approximately 15.1% of the Company’s issued and outstanding common stock.

In addition, the Sponsor, or the Company’s or the target company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Charter Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood of that the proposal to be voted upon at the special meeting is approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Charter Amendment. None of the Company’s Sponsor, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the Sponsor has a fiduciary obligation to each of its members (the current executive officers and directors of the Company) and Messrs. Bostic and Morgan are managers of our Sponsor;

●	If the Extension Amendment is not approved and the Company does not consummate a Business Combination by December 14, 2022, in accordance with our charter, the private placement warrants that our initial stockholders paid $6.375 million for will be worthless as they will expire;

●	If an initial business combination is not completed, the Company will be required to dissolve and liquidate. In such event, the 3,770,201 Founder Shares currently held by the Sponsor or its affiliates, which were acquired prior to the IPO, will be worthless because such holders have agreed to waive their rights to any liquidation distributions. The Founder Shares were purchased for an aggregate purchase price of $33,333 and had an aggregate market value of approximately $38 million based on the closing price of $10.08 per share of the Company’s Common Stock on the Nasdaq Capital Market as of November 18, 2022;

●	The Sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below $10.00 per public share, and we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of our Company;

●	All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a Business Combination. If a Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●	If an initial Business Combination is not completed, the Sponsor (or an affiliate) will lose an aggregate of approximately $38 million, comprised of the following:

●	approximately $38 million (based on the closing price of $10.08 per share of the Company’s Common Stock on the Nasdaq Capital Market as of November 18, 2022) of the 3,770,201 Founder Shares the Sponsor (or its affiliate) holds; and

●	approximately $118,000 (based on the closing price of $0.0185 per public warrant on the Nasdaq Capital Market as of November 18, 2022) of the 6,375,000 private placement warrants that the Sponsor holds.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting (or December 7, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Charter Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Charter Amendment Proposal.

Our Board recommends that you vote “FOR” the Charter Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks stockholders to approve the adjournment of the Special Meeting to a later date or dates if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient shares of the Company’s common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or to approve the Charter Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Future Health’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event, that based on the tabulated votes, there are insufficient shares of the Company’s common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or at the time of the Special Meeting to approve the Charter Amendment Proposal. In such events, the Charter Amendment would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of the Company’s common stock who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Special Meeting and therefore will have no effect on the approval of the Charter Amendment Proposal.

As of the date of this proxy statement, the Sponsor and Future Health’s officers and directors intend to vote any of the Company’s common stock owned by them in favor of the Adjournment Proposal. As of the date hereof, the Sponsor owns approximately 10.5% of the issued and outstanding shares of the Future Health Common Stock and Future Health’s directors and officers 4.6% of the Future Health Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor). As a result, in addition to the Sponsor, approval of the Adjournment Proposal will require the affirmative vote of at least 8,729,800 shares of the Future Health Common Stock held by public stockholders (or approximately 34.9% of the Future Health Common Stock) if all Future Health Common Stock are represented at the Special Meeting and cast votes, and the affirmative vote of at least 2,479,801 shares of Future Health Common Stock (or approximately 19.8%% of the Future Health Common Stock) if only such shares as are required to establish a quorum are represented at the Special Meeting and cast votes.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT FUTURE HEALTH STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 8 The Green, Suite 12081, Dover, DE 19901, Attn: Bradley A. Bostic.

WHERE YOU CAN FIND MORE INFORMATION

The Company files special, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Charter Amendment by contacting us at the following address or telephone number:

Future Health ESG Corp.

8 The Green, Suite 12081

Dover, DE 19901

Attn: Bradley A. Bostic

Telephone: (833) 388-8734

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.

Telephone: 1-877-870-8565

Email: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than December 2, 2022 (one week prior to the date of the special meeting).

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

FUTURE HEALTH ESG CORP.

Future Health ESG Corp., a corporation organized and existing under the by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. The name of the corporation is Future Health ESG Corp. The corporation was originally incorporated pursuant to the DGCL on February 25, 2021, under the name of Future Health ESG Corp.

2. The date of filing of the corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was February 25, 2021, and the date of filing the corporation’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was September 9, 2021.

3. The Board of Directors of the corporation has duly adopted resolutions setting forth proposed amendments to the Certificate of Incorporation of the corporation (as amended and restated prior to the date hereof), declaring said amendment to be advisable and in the best interests of the corporation and its stockholders and authorizing the appropriate officers of the corporation to solicit the consent of the stockholders therefor, which resolutions setting forth the proposed amendment are substantially as follows:

RESOLVED, that Section 9.1(b) of the Amended and Restated Certificate of Incorporation of the corporation is amended and restated to read in its entirety as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on August 18, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by December 31, 2023 and (iii) the redemption of Offering Shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to allow or effectuate redemptions as described in the Registration Statement or (B) relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the initial stockholders of the Corporation or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.” The term “initial stockholders of the Corporation” means the purchasers of shares of Common Stock prior to the Offering.”

RESOLVED, that Section 9.2(d) of the Amended and Restated Certificate of Incorporation of the corporation is amended and restated to read in its entirety as follows:

“(d) In the event that the Corporation has not consummated an initial Business Combination by December 31, 2023, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment to be signed this 9th day of December, 2022.

Bradley A. Bostic
Chief Executive Officer

A-1

PROXY

FUTURE HEALTH ESG CORP.

8 The Green, Suite 12081

Dover, DE 19901

2022 SPECIAL MEETING OF STOCKHOLDERS

NOVEMBER 21, 2022

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

FUTURE HEALTH ESG CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE 2022 SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

DECEMBER 9, 2022:

THIS NOTICE OF MEETING AND THE ACCOMPANYING PROXY STATEMENT

ARE AVAILABLE AT https://www.cstproxy.com/fhesg/2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of 2022 Special Meeting of Stockholders (the “Special Meeting”) and accompanying Proxy Statement, dated November 21, 2022, in connection with the Special Meeting to be held on December 9, 2022 at 9:00 a.m., Eastern time, virtually at https://www.cstproxy.com/fhesg/2022, and hereby appoints Bradley A. Bostic and Travis A. Morgan (each with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of Future Health ESG Corp. (the “Company”), registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposal set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on December 9, 2022: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/fhesg/2022.

	FOR	AGAINST	ABSTAIN
Proposal 1 – Charter Amendment Proposal
Amend the Company’s Amended and Restated Certificate of Incorporation, giving the Company the right to extend the date by which it has to consummate a business combination from December 14, 2022 to December 31, 2023.	☐	☐	☐
	FOR	AGAINST	ABSTAIN
Proposal 2 – Adjournment Proposal
To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are insufficient shares of outstanding capital stock of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the special meeting or at the time of the special meeting to approve the Charter Amendment Proposal.	☐	☐	☐

Date: _____________, 2022

Stockholder’s Signature

Stockholder’s Signature (if held jointly)

Signature should agree with named printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign above. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should also submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSAL 1 AND PROPOSAL 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.